Summary of significant transactions	12 Months Ended
Dec. 31, 2025
Summary of significant transactions
Summary Of Significant Transaction [Text Block]

2. Summary of significant transactions

STRATEGIC REORGANIZATION

On January 8, 2025, we announced a planned separation into two publicly traded entities and our plans to discontinue our small molecule discovery programs and seek potential partners to take over our small molecules’ assets. This led to a reduction of approximately 300 positions across the organization in Europe, representing 40% of our employees, mainly in Belgium and France. Our site in France was closed.

On May 13, 2025, we announced that, although we had made significant progress in reorganizing our business towards the separation, following regulatory and market developments, our Board of Directors had decided to re-evaluate the previously proposed separation and explore all strategic alternatives for our cell therapy activities, with a focus on maximizing resources available for transformative business development transactions.

During 2025 we incurred costs for this strategic reorganization related to the small molecules activities and intended separation, for €124.8 million. This was reflected in severance costs of €47.7 million, costs for early termination of collaborations of €46.1 million, impairment on fixed assets related to small molecules activities of €9.5 million, professional service costs of €14.8 million, €4.6 million additional accelerated non-cash cost recognition for subscription right plans related to good leavers and €2.1 million other operating expenses.

WIND-DOWN OF THE CELL THERAPY ACTIVITIES

On October 21, 2025, we announced our intention to wind down our cell therapy activities following a comprehensive strategic review and sale process, including an exploration of potential divestment options. On January 5, 2026, following completion of the works councils’ processes in Belgium and the Netherlands, the Board of Directors announced the decision to initiate the wind-down of the cell therapy activities.

This wind-down will impact approximately 365 employees across Europe, the U.S. and China, and will result in the closure of the sites in Leiden (the Netherlands), Basel (Switzerland), Princeton and Pittsburgh (U.S.), and Shanghai (China). We will maintain a dedicated presence at our headquarters in Mechelen, Belgium, as well as hubs in Chicago and San Francisco in the U.S.. The remaining Galapagos NV organization will be repositioned for long-term growth through transformational business development. We will continue to manage non-cell therapy activities.

As a result of the intention to wind down, the cell therapy activities associated assets’ recoverable amount was estimated lower than the assets’ carrying value, resulting in an impairment loss of €228.1 million for the associated goodwill and intangible assets and a partial impairment for property, plant and equipment. We also recorded severance costs of €33.3 million, €16.3 million costs for early termination of collaborations, professional service costs of €10.1 million, €1.5 million additional accelerated non-cash cost recognition for subscription right plans related to good leavers and €7.5 million other operating expenses. We also recognized a fair value gain of €21.8 million on the contingent consideration payable related to the acquisition of CellPoint. This amount was recorded in the line “Other operating income” in the consolidated income statement. Total pre-tax effect of the wind-down thus added to €275.0 million.

Finally we recorded a deferred tax income of €19.3 million from the release in profit or loss of the net deferred tax liabilities related to the accounting of the acquisitions of CellPoint and AboundBio.

GILEAD COLLABORATION AGREEMENT

On July 14, 2019, we and Gilead announced that we entered a ten-year global R&D collaboration. Through this agreement, Gilead gained exclusive access to our innovative portfolio of compounds, including clinical and preclinical programs and a proven drug discovery platform. At inception of this collaboration in 2019, we received an upfront payment €3,569.8 million ($3.95 billion) and a €960.1 million ($1.1 billion) equity investment from Gilead.

We identified the following three performance obligations as part of this collaboration: (i) the transfer of an extended license on ziritaxestat GLPG1690, (ii) the granting of exclusive access to our drug discovery platform (i.e., the IP, technology, expertise and capabilities) during the collaboration period and exclusive option rights on our current and future clinical programs after Phase 2 (or, in certain circumstances, the first Phase 3 study) outside Europe and (iii) an increased cost share from 20/80 to 50/50 on the global development activities of filgotinib, as a result of the revised license and collaboration agreement.

The first performance obligation (i) was completely satisfied in 2019. The third performance obligation (iii) was transferred to Alfasigma on January 31, 2024, when we closed the transaction for the transfer of the Jyseleca® business to Alfasigma and the (amended and restated) collaboration agreement relating to filgotinib was assigned to Alfasigma as a consequence thereof.

As per December 31, 2024, only the performance obligation (ii) related to the grant of exclusive access to our drug discovery platform (i.e., IP, technology, expertise and capabilities) during the collaboration period and exclusive option rights on our current and future clinical programs after Phase 2 (or, in certain circumstances, the first Phase 3 study) outside Europe was retained.

On January 8, 2025, we announced an intended separation into two entities, in which we would spin out a newly incorporated company (to be named at a later date, hereinafter “SpinCo”, which was incorporated on February 14, 2025), which would focus on building a pipeline of innovative medicines through transformational transactions. We would continue to advance our global cell therapy leadership in addressing high unmet medical needs in oncology. In the framework of the separation, we and Gilead had agreed to amend the existing arrangements between us.

OLCA

Under the OLCA, we would continue to lead and fund all R&D activities of our programs until the end of the relevant Phase 2 clinical trials. After the completion of a qualifying Phase 2 study (or, in certain circumstances, the first Phase 3 study), Gilead would have the option to acquire an exclusive commercial license to that program in all countries outside of Europe. If an option would be exercised, Gilead and we would co-develop the compound and share costs equally. Gilead would maintain option rights to our programs through the ten-year term of the collaboration. For all programs resulting from the collaboration (other than GLPG1972 and GLPG1690), Gilead would make a $150 million opt-in payment per program and would owe no subsequent milestones. We would receive tiered royalties ranging from 20 – 24% on net sales of all our products licensed by Gilead in countries outside Europe as part of the agreement. For GLPG1972, Gilead declined to exercise its option under the collaboration agreement in November 2020. In February 2021, the development of GLPG1690 (ziritaxestat) was discontinued.

In January 2025, we agreed with Gilead in the framework of the intended separation, that we would assign the OLCA to the newly formed SpinCo as of the effective date of the separation. As of the separation, we would be released from the collaboration and would have full global development and commercialization rights to our pipeline, which would no longer be subject to Gilead’s opt-in rights under the OLCA, subject to payment of single digit royalties to Gilead on net sales of certain products. The applicable royalty rates would be subject to customary step-downs and adjustments, such as reductions where there is no patent protection, no regulatory exclusivity, or in the presence of generic competition. The royalty term would continue until the later of the expiration of our last patent covering the product, the expiration of regulatory exclusivity, or twenty years after the separation date.

In the framework of this intended separation, Gilead agreed to waive its rights under the OLCA with respect to all of our and our affiliates' small molecule R&D activities and programs (“Small Molecules Waiver”). This waiver allows us to wind down, license, divest, partner, or take other similar actions (“Permitted Transaction/Action”) in respect of the small molecule programs without Gilead’s consent or veto. Gilead would not receive any royalties, proceeds, payments, or other consideration arising from these actions..

In May 2025, following regulatory and market developments, we re-evaluated the proposed separation and determined to evaluate all strategic alternatives for the cell therapy activities. To facilitate this process, we and Gilead entered into a cell therapy royalty and waiver agreement in July 2025, pursuant to which Gilead agreed to waive its rights under the OLCA with respect to all of our cell therapy R&D activities and programs. As a result, our cell therapy activities are no longer subject to Gilead’s opt-in rights under the OLCA, subject to payment of (i) a single digit percentage payment on revenues derived from the divestment of our cell therapy programs and (ii) single digit royalties to Gilead on net sales of certain products, in each case subject to customary reductions and adjustments. This waiver allows us to wind down, license, divest, partner, or take other similar actions in respect of the cell therapy programs without Gilead’s consent or veto. We ultimately determined not to pursue the proposed separation. As described above, on October 21, 2025, we announced the intention to wind down the cell therapy activities. On January 5, 2026, following completion of the works councils’ processes in Belgium and the Netherlands, the Board of Directors announced the decision to initiate the wind-down of the cell therapy activities.

Following the 2025 OLCA amendments and other events as described above, the remaining contract liability relating to the OLCA access and option right of Gilead to our drug discovery platform amounting to €1,069.0 million at December 31, 2024 was derecognized and released as revenue in 2025. In that respect, we refer to note 4 “Critical judgements in applying accounting policies”.

Revised filgotinib collaboration

Since the revised agreement of December 2020, we assumed all development, manufacturing, commercialization and certain other rights for filgotinib in Europe. Since January 1, 2021, we bear the full future development costs for certain studies (defined as “Group A activities”), in lieu of the equal cost split contemplated by the previous agreement. The 50/50 global development cost sharing arrangement continued for certain other studies. All commercial economics on filgotinib in Europe were transferred to us as of January 1, 2022, subject to payment of tiered royalties of 8% to 15% of net sales in Europe to Gilead, starting in 2024. In connection with all the amendments to the existing arrangement for the commercialization and development of filgotinib, Gilead paid us €172.6 million in total in previous years.

Since the amendment of December 2020, we are also no longer eligible to receive any future milestone payments relating to filgotinib in Europe. Other terms of the original license agreement remained in effect.

On October 30, 2023, we and Gilead agreed to amend the Filgotinib Agreement by terminating the existing 50/50 global development cost sharing arrangement with us bearing the costs going forward, and to terminate our obligation to pay tiered royalties to Gilead on net sales of Jyseleca® in Europe, in addition to other amendments.

Effective January 31, 2024, following the closing of the transaction between us and Alfasigma for the transfer of the Jyseleca® business, we assigned our rights and obligations under the filgotinib collaboration to Alfasigma, except for our right to receive royalties from Gilead on net sales in the Gilead Territory under a separate agreement between Gilead and us entered into in October 2023.

Gilead remains responsible for commercial activities outside of Europe.

Terms of the Gilead equity investment

As part of the R&D collaboration of 2019 Gilead also entered into a share subscription agreement with us. As a result of the equity subscription we received a transparency notification from Gilead on August 28, 2019 confirming they held 22.04% of the then issued and outstanding shares of Galapagos.

By exercising Warrant A on November 6, 2019, Gilead increased its ownership in us to 25.10% of the then outstanding shares. Gilead further increased its ownership to 25.84% at December 31, 2019. Gilead’s ownership then diluted to 25.35% at December 31, 2023 and at December 31, 2024, and at December 31, 2025, due to one capital increase resulting from the exercise of subscription rights under employee subscription right plans in the course of 2023.

In addition, subsequent Warrant B was approved by the EGM of Shareholders of April 30, 2024 allowing Gilead to further increase its ownership of us to up to 29.9% of our issued and outstanding shares. The subsequent Warrant B has a term of five years and an exercise price per share equal to the greater of (i) 120% multiplied by the arithmetic mean of the 30-day daily volume weighted average trading price of our shares as traded on Euronext Brussels and Euronext Amsterdam, and (ii) €140.59, and will expire on August 23, 2029. On December 31, 2025 the value of the subsequent Warrant B amounted to €0.01 million.

Evolution of the total transaction price for the Gilead collaboration

The transaction price is composed of a fixed part, being non-refundable upfront and license fees and a variable part, being milestone payments, sales-based milestones and sales-based royalties, and cost reimbursements for R&D activities delivered. Milestone payments are included in the transaction price of the arrangement to the extent that it is highly probable that a significant reversal of revenue will not occur. Milestone payments received from Gilead are recognized in revenue over time until the end of the development plan. Sales-based milestones and sales-based royalties are also part of the arrangement and are recognized as revenues at a point in time at the moment they occur.

The €4.0 billion “upfront consideration” per December 31, 2025 originates from our initial filgotinib agreement with Gilead of 2015 (€275.6 million), €3.6 billion from the initial allocation of the total upfront consideration received through the 2019 collaboration (see beginning of this section) and €172.6 million resulting from amendments to our filgotinib collaboration in 2020 (€160.0 million) and to the Diversity study in 2021 (€12.6 million).

The table below summarizes the changes in the transaction price during 2025 under the OLCA with Gilead:

	December 31, 2023	Other movements in 2024	December 31, 2024	Other movements in 2025		December 31, 2025

	(Euro, in thousands)
Upfront consideration	€4,018,016		€4,018,016			€4,018,016
Milestones achieved	212,601		212,601			212,601
Royalties	40,176	€10,604	50,780		€12,177	62,957
Impact initial valuation of share subscription	124,604		124,604			124,604
	4,395,397	10,604	4,406,001		12,177	4,418,178
Less:
Warrants issuance liabilities
Warrant A	(43,311)		(43,311)			(43,311)
Initial Warrant B	(2,545)		(2,545)			(2,545)
Subsequent Warrant B	(54)	45	(9)			(9)
	4,349,487	10,649	4,360,136		12,177	4,372,313
Allocation to performance obligations
Ziritaxestat	666,967		666,967			666,967
Filgotinib (1)	1,381,644	10,604	1,392,248		12,177	1,404,425
Drug discovery platform	€2,300,876	€45	€2,300,921	€		€2,300,921

(1)	With regard to the additional consideration received as a result of the OLCA (July 14, 2019) allocated to the filgotinib performance obligation, we assumed the existence of a significant financing component estimated to €44.5 million as of December 31, 2019 reflecting the time value of money on the estimated recognition period. This financing component was reassessed to €39.8 million on December 31, 2023 and to €39.3 million on January 31, 2024, the date of the transfer of the contract to Alfasigma.

Other movements in 2025 related to the recognition in revenue of the Gilead royalties on Jyseleca®.

TRANSFER OF ASSETS AND FINANCING AGREEMENT WITH ONCO3R THERAPEUTICS BV

In April 2025, we and Onco3R Therapeutics (Onco3R) signed an agreement under which multiple small molecule immunology and oncology assets, including Phase 1-ready SIK3 inhibitor, have been sold to Onco3R. Under the terms of the agreement, we participated in Onco3R’s start-up capital via a convertible loan facility of €20 million, which could convert during a future equity financing round.

Onco3R is obligated to use commercially reasonable efforts to develop and commercialize the SIK asset.

This convertible loan facility is presented in the line “Convertible loan” in our statement of financial position and is measured at fair value through profit or loss. As per December 31, 2025, the fair value change recognized is related to the capitalized interest.

In exchange for the transfer of these assets, we are entitled to a contingent consideration. The contingent consideration is recognized as a financial asset recognized at fair value through profit or loss. On December 31, 2025, the fair value is valued by management at zero, based on the very-early stage of the transferred assets. The fair values are reviewed at each reporting date and any changes are reflected in our consolidated income statement. An impairment loss was already recorded for assets transferred to Onco3R Therapeutics (€1.7 million) at March 31, 2025.